This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. 1350, and accompanies the report on Form N-CSR for the period ended December 31, 2005 of Memorial Funds (the "Trust").

I, Carl C. Peterson, the President of the Trust, certify that:

(i)   the form N-CSR fully complies with the requirements of Section 13(a) or
      Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m(a) or 78o(d)); and

(ii) the information contained in the Form N-CSR fairly represents, in all material respects, the financial condition and results of operations of the Issuer.

Date: March 3, 2006                                     /s/ Carl C. Peterson
                                                        --------------------
                                                        Carl C. Peterson
                                                        President


This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. 1350, and accompanies the report on Form N-CSR for the period ended December 31, 2005 of The Memorial Funds (the "trust").

I, Thomas W. Alesi, the Chief Financial Officer of the trust, certify that:

(iii) the form N-CSR fully complies with the requirements of Section 13(a) or
      Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m(a) or 78o(d)); and

(iv) the information contained in the Form N-CSR fairly represents, in all material respects, the financial condition and results of operations of the Issuer.


Date: March 3, 2006                                     /s/ Thomas W. Alesi
                                                        -------------------
                                                        Thomas W. Alesi
                                                        Chief Financial Officer